Shareholders' Equity	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Shareholders' Equity

13. Shareholders’ Equity

The number of shares outstanding as of December 31, 2016 was 88,230,125.

DIVIDENDS	2016	2015	2014
Cash dividend paid per share	$2.30	$2.22	$2.12
Cash dividend declared per share	$2.32	$2.24	$2.14

OTHER COMPREHENSIVE INCOME (LOSS)/ ENDING BALANCE1)	2016	2015	2014
Cumulative translation adjustments	$(493.5)	$(345.9)	$(155.1)
Net gain of cash flow hedge derivatives	8.1	0.2	—
Net pension liability	(80.1)	(63.0)	(97.9)
Purchase of subsidiary shares from non-controlling interest	—	0.2	—

Total (ending balance)	$(565.5)	$(408.5)	$(253.0)

Deferred taxes on the pension liability	$35.3	$29.8	$43.4

1)	The components of Other Comprehensive Income (Loss) are net of any related income tax effects.

SHARE REPURCHASE PROGRAM

The Company’s Board of Directors approved a share repurchase program in 2000 authorizing the repurchase of 10 million shares and subsequently expanded the authorization four times between 2000 and 2014 to 47.5 million shares. There were no share repurchases made during 2016. There is no expiration date for the share repurchase program. The Company is authorized to repurchase an additional 4,424,760 shares under the program at December 31, 2016.

SHARES	2016	2015	2014
Shares repurchased (shares in millions)	—	0.9	6.2
Cash paid for shares	$—	$104.4	$616.0

In total, Autoliv has repurchased 43.1 million shares between May 2000 and December 2016 for cash of $2,341 million, including commissions. Of the total amount of repurchased shares, 23.6 million shares were utilized for the equity unit offering during 2009-2012. In addition, 5.0 million shares have been utilized by the Stock Incentive Plan whereof 0.1 million, 0.3 million and 0.5 million were utilized during 2016, 2015 and 2014, respectively. At December 31, 2016, 14.6 million of the repurchased shares remain in treasury stock.